UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003 providing for the issuance of GSAMP Trust 2003-SEA Mortgage Pass-Through Certificates, Series 2003-SEA)
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-14              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2003-SEA Mortgage Pass-Through Certificates, Series 2003-SEA pursuant to the terms of the Pooling and Servicing Agreement, dated August 1, 2003 among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP as servicer, NC Capital Corporation, as responsible party and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2003-SEA
Mortgage Pass-Through Certificates, Series 2003-SEA
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: January 5, 2004        By: /s  Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003


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

                          GSAMP TRUST 2003-SEA Mortgage Pass-Through Certificates Series 2003-SEA
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       99,087,000.00     88,907,844.66   3,695,665.60     116,064.07    3,811,729.67     0.00            0.00       85,212,179.06
M1        2,923,000.00      2,923,000.00           0.00       8,463.87        8,463.87     0.00            0.00        2,923,000.00
B1        1,062,000.00      1,062,000.00           0.00       4,900.82        4,900.82     0.00            0.00        1,062,000.00
B2        1,063,000.00      1,063,000.00           0.00       5,133.87        5,133.87     0.00            0.00        1,063,000.00
B3        1,060,000.00      1,060,000.00           0.00       5,119.38        5,119.38     0.00            0.00        1,060,000.00
X         1,062,606.00      1,062,606.00           0.00           0.00            0.00     0.00            0.00        1,062,606.00
R1                0.00              0.00           0.00           0.00            0.00     0.00            0.00                0.00
R2                0.00              0.00           0.00           0.00            0.00     0.00            0.00                0.00
TOTALS  106,257,606.00     96,078,450.66   3,695,665.60     139,682.01    3,835,347.61     0.00            0.00       92,382,785.06

N         6,975,000.00      5,043,851.10           0.00     636,615.24      636,615.24        0.00            0.00     4,442,963.14
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36228FVH6        897.27052651    37.29717925    1.17133499   38.46851423     859.97334726          A1       1.518750 %
M1      36228FVJ2      1,000.00000000     0.00000000    2.89561067    2.89561067   1,000.00000000          M1       3.368750 %
B1      36228FVK9      1,000.00000000     0.00000000    4.61470810    4.61470810   1,000.00000000          B1       5.368750 %
B2      36228FVL7      1,000.00000000     0.00000000    4.82960489    4.82960489   1,000.00000000          B2       5.618750 %
B3      36228FVM5      1,000.00000000     0.00000000    4.82960377    4.82960377   1,000.00000000          B3       5.618750 %
X       36228FVN3      1,000.00000000     0.00000000    0.00000000    0.00000000   1,000.00000000          X        0.000000 %
TOTALS                   904.20304275    34.78024528    1.31456011   36.09480539     869.42279746

N       36228FXF8        723.13277419     0.00000000   91.27100215   91.27100215     636.98396272          N        8.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.03(i)    Principal Allocation
                                        Total                                                                        3,695,665.60
                                                              Principal Prepayments                                  3,570,172.39
                                                              Liquidation Proceeds                                           0.00

Sec. 4.03(ii)   Interest Allocation
                                        Total                                                                          776,297.25
                                                              Unpaid Interest Paid                                           0.00
                                                              Unpaid Interest Remaining                                      0.00
                                                              Basis Carry Forward Amount                                     0.00
                                                              Basis Carry Forward Amount Paid                                0.00

Sec. 4.03(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class M1
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class B1
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class B2
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class B3
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class N
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

Sec. 4.03(v)    Ending Pool Stated Principal Balance                                                                92,382,784.83

Sec. 4.03(vi)   Servicing Fees Paid                                                                                     40,032.71

Sec. 4.03(viii) Advances                                                                                              0.00
                                 Current Period Advances                                                              0.00
                                 Outstanding Advances                                                                 0.00

Sec. 4.03(ix,xii)                                                                                                     0.00
                                 Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                         Group 1
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        0-30 days                   1,125            74,718,240.43                 80.88 %
                                        31-60 days                     79             6,408,150.42                  6.94 %
                                        61-90 days                     34             2,591,984.18                  2.81 %
                                        91+days                        98             8,664,409.80                  9.38 %
                                         Total                      1,336            92,382,784.83                100.01 %

Sec. 4.03(xi)   REO Loans
                                 Number and Aggregate Principal Amounts of REO Loans

                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                  0                    0.00               0.00%

                                 Market Value of REO Loans                                                                    0.00

                                 Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                 12              883,734.06                  0.96 %

                                 Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                 61            4,914,550.59                  5.32 %

Sec. 4.02(x)    12 Month Scheduled Payments
                               1st Preceding Month
                                                     Scheduled Monthly Payments on all Loans                       955,546.53
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans        109,697.60

                               2nd Preceding Month
                                                     Scheduled Monthly Payments on all Loans                       992,647.04
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans        100,757.67

                               3rd Preceding Month
                                                     Scheduled Monthly Payments on all Loans                     1,031,394.57
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans        105,996.55

                               4th Preceding Month
                                                     Scheduled Monthly Payments on all Loans                     1,054,101.74
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans         83,097.44

Sec. 4.03(xiii) Trigger Event                                                                                             YES

Sec. 4.03(xiv)  Excess Reserve Fund Account Balance                                                     0.00

Sec. 4.03(xv)   Realized Losses
                                        Current Losses                                                  0.00
                                        Cumulative Losses                                               0.00

Sec. 4.03(xvi)  Net Monthly Excess Cashflow                                                       636,615.24
                                        Appled Realized Losses Paid                                     0.00
                                        Unpaid Interest Amounts Paid                                    0.00

Sec. 4.03(xvii) Overcollateralization
                                        Overcollateralization Amount                            1,062,605.77
                                        Specified Overcollateralization Amount                  1,062,605.77

Sec. 4.03(xviii)Prepayment Premiums                                                                 7,374.13

Sec. 4.03(xix)  Reimbursement Amounts
                                        Reimbursement Amount Prior to Distribution                      0.00
                                        Reimbursement Amount Paid                                       0.00

Sec. 4.03(xx)   Cumulative Loss Percentage                                                          0.0000 %

Sec. 4.03(xxi)  Class X Distribution

Class N Interest Paid                                                                              35,727.28
Class N Amounts Paid in Reduction of Notional Amount                                              600,887.96

Insurance Premium Paid                                                                             14,817.97
Trustee Paid                                                                                          320.26

Relief Act Reductions
                Total                                                                                 253.60
                                        Class A1 Interest Reduction                                   210.72
                                        Class M1 Interest Reduction                                    15.37
                                        Class B1 Interest Reduction                                     8.90
                                        Class B2 Interest Reduction                                     9.32
                                        Class B3 Interest Reduction                                     9.29


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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